UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 April 26, 2000
                     (AMENDING REPORT OF FEBRUARY 25, 2000)

                              --------------------


                         E-NET FINANCIAL.COM CORPORATION
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      NEVADA                           0-24512                 84-1273503
      ------                           -------                 ----------
(STATE OR OTHER                     (COMMISSION               (IRS EMPLOYER
  JURISDICTION                      FILE NUMBER)            IDENTIFICATION NO.)
OF INCORPORATION)

              3200 BRISTOL STREET, SUITE 710, COSTA MESA, CA 92626
              ----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (714) 557-2222
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              --------------------

--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              --------------------

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On or about February 7, 2000 e-Net Financial.Com Corporation ("E-Net") acquired Titus Real Estate, LLC ("Titus"), the management company for Titus Capital Corporation, a California REIT. This report, as amended, includes the audited financial statements of Titus.

American Residential Funding, Inc. ("AMRES"). was acquired by E-Net on or about April 12, 2000. AMRES shares common ownership and management with Titus.

Since Titus and AMRES are considered by management to be related as defined under Item 310 of Regulation SB, the historical consolidated financial statements of E-Net will include the historical assets and liabilities of Titus and AMRES, and related operations will be reflected for all periods presented.

Management will include the pro forma effects of the acquisition of Titus and AMRES in E-Net's Form 8-K/A to be filed in connection with the acquisition of AMRES. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date the AMRES Form 8-K is required to be filed.

ITEM 7. FINANCIAL STATEMENTS OR EXHIBITS

(a) Financial Statements of Business Acquired.

     (1) Titus Real Estate LLC.

          Restated Audited Financial Statements for the Fiscal Year Ended December 21, 1999, Exhibit 1.

(b) Exhibits.

     1. Restated Audited Financial Statements for the Fiscal Year Ended December 21, 1999

     27   Financial Data Schedule

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DATE April 25, 2000           E-NET FINANCIAL.COM CORPORATION

                              /s/ James E. Shipley
                              ---------------------------
                             James E. Shipley, Chairman, Chief Executive Officer

Exhibit 1. Restated Audited Financial Statements for the Fiscal Year Ended
           December 21, 1999

                              TITUS REAL ESTATE LLC

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                                TABLE OF CONTENTS



     INDEPENDENT AUDITOR'S REPORT .....................................    1

     FINANCIAL STATEMENTS

         Balance Sheet ................................................    2

         Statement of Members' Equity .................................    3

         Income Statement .............................................    4

         Statement of Cash Flows ......................................    5

         Notes to Financial Statements ................................   6-7

To The Members
Titus Real Estate LLC


We have audited the accompanying balance sheet of Titus Real Estate LLC as of December 31, 1999, and the related statements of income and members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Titus Real Estate LLC as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                          /s/ Hukriede, Walsh & Associates, CPAs
                                          --------------------------------------
                                          Hukriede, Walsh & Associates, CPAs


Westminster, California
March 28, 2000



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



TITUS REAL ESTATE COMPANY, LLC
 BALANCE SHEET
 DECEMBER 31, 1999


                                                                           1999
                                                                          ------

ASSETS

         Cash and Cash Equivalents                                        $  446
         Accounts Receivable                                               2,651
                                                                          ------

TOTAL ASSETS                                                              $3,097
                                                                          ======


LIABILITIES AND MEMBERS' EQUITY

Members' Equity                                                            3,097

                           Total Members' Equity                           3,097
                                                                          ------

TOTAL LIABILITIES AND MEMBERS' EQUITY                                     $3,097
                                                                          ======

 TITUS REAL ESTATE COMPANY, LLC
 STATEMENTS OF MEMBERS' EQUITY
 FOR THE YEAR ENDED DECEMBER 31, 1999



MEMBERS' EQUITY AT BEGINNING OF YEAR                                  $ 207,877

NET INCOME (LOSS)                                                      (189,530)

DISTRIBUTIONS TO MEMBERS                                                (15,250)

RETAINED EARNINGS, END OF YEAR                                        $   3,097

TITUS REAL ESTATE COMPANY, LLC
 STATEMENTS OF INCOME AND RETAINED EARNINGS
 FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                        1999
                                                                      ---------

REVENUES                                                              $  47,141
                           TOTAL REVENUES                                47,141

OPERATING AND ADMINISTRATIVE EXPENSES
         Consulting Fees                                                165,626
         Legal and accounting                                             1,869
         Office                                                          20,355
         Other operating expenses                                        21,607
         Rent                                                            14,350
         Repairs and maintenance                                          6,616
         Salaries                                                         1,340
         Telephone                                                        1,302
         Travel and entertainment                                           742
         Trucks and automobiles                                           2,342
         Utilities                                                          522
                           TOTAL EXPENSES                               236,671

NET INCOME (LOSS)                                                     $(189,530)

TITUS REAL ESTATE COMPANY, LLC
 STATEMENT OF CASH FLOWS
 FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                         1999
                                                                      ---------
Cash Flows from Operating Activities:
         Cash received from customers                                 $ 230,366
         Cash paid to vendors and employees                            (236,671)
         Income Taxes (Paid) Refunded                                      --
                  Net Cash Flows from Operating Activities               (6,305)

Cash Flows from Investing Activities:
         Capital Expenditures                                              --
                  Net Cash Flows From Investing Activities                 --

Cash Flows from Financing Activities:
         Distributions to Members                                       (15,250)
                  Net Cash Flows from Financing Activities              (15,250)

Net Increase (Decrease) in Cash                                         (21,555)

Cash at Beginning of Year                                                22,001

Cash at End of Year                                                   $     446


Reconciliation of Net Income (Loss) to
Net Cash Provided by Operating Activities:
Net Income (Loss)                                                     $(189,530)
         (Increase) Decrease in Accounts Receivable                     183,225
                  Net Cash Flows from Operating Activities            $  (6,305)

TITUS REAL ESTATE LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 1999


ORGANIZATION

Titus Real Estate LLC is a real estate management company, which manages a real estate investment trust (REIT), Titus Capital Corporation. This REIT is the only client and sole source of income.


ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition
The financial statements of the Company are prepared using the accrual basis of accounting whereas revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

Cash and Cash Equivalents
The Company considers all investments with a maturity of three months or less to be cash equivalents.

Income Taxes
The Company has chosen to be treated as a partnership for federal and state income tax purposes. Accordingly, no income tax expense has been recorded in the statements. All income or losses will be reported on the individual member's income tax returns.

TITUS REAL ESTATE LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 1999


MEMBERS' EQUITY
Net profits and losses are allocated to the Members in proportion to their percentage interest. The Member's equity accounts represent accumulated retained earnings net distributions from inception to December 31, 1999.


COMMITMENTS AND CONTINGENCIES
The Company has entered into various employment agreements with management individuals. The agreements require the Company to pay these parties (in aggregate) $48,000 per year and ten percent (20%) of the net company profits over a period of five years.


LEASE OBLIGATIONS
The Company rents office space on a month-to-month basis. Rent expense for the year ended December 31, 1999 was $14,350.


MAJOR CUSTOMER
The Company's sole source of income is the real estate investment trust (REIT), for which the Company provides management services. During the year 1999, this client accounted for 100% of revenues. The Company receives a quarterly management fee based upon the REIT's gross income.


SUBSEQUENT EVENTS
On February 14, 2000, the members of Company entered into a purchase agreement with e-Net Financial who purchased 100% interest from the members.









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